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                                                                    EXHIBIT 23.1

                 CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the use of our report dated June 22, 1999 with respect to the financial statements of Paralogic Software Corporation in this current report on Form 8-K/A of XOOM.com, Inc. dated July 19, 1999.


                                                  /s/ ERNST & YOUNG LLP


Palo Alto, California
July 15, 1999